UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 28, 2019

KemPharm, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36913	20-5894398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 Celebration Boulevard, Suite 103, Celebration, FL		34747
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (321) 939-3416

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 1.01          Entry into a Material Definitive Agreement.

On February 28, 2019, KemPharm, Inc., a Delaware corporation referred to herein as we, us, our, the Company or KemPharm, entered into a purchase agreement, or the Purchase Agreement, with Lincoln Park Capital Fund, LLC, or Lincoln Park, which provides that, upon the terms and subject to the conditions and limitations set forth therein, we may sell to Lincoln Park up to $15.0 million of shares of our common stock, or the Purchase Shares, from time to time over the 36-month term of the Purchase Agreement, and we shall issue an additional 120,200 shares of our common stock to Lincoln Park as commitment shares under the Purchase Agreement, or the Commitment Shares.  Concurrently with entering into the Purchase Agreement, we also entered into a registration rights agreement with Lincoln Park, or the Registration Rights Agreement, pursuant to which we agreed to register the sale of the shares of our common stock that have been and may be issued to Lincoln Park under the Purchase Agreement pursuant to our existing shelf registration statement on Form S-3 or a new registration statement.

After the Commencement Date (as defined below), on any business day over the term of the Purchase Agreement, we have the right, in our sole discretion, to present Lincoln Park with a purchase notice, each referred to herein as a Purchase Notice, directing Lincoln Park to purchase up to 100,000 Purchase Shares per business day, or a Regular Purchase,  which amounts may be increased to up to 200,000 Purchase Shares depending on the market price of our common stock at the time of sale, in a purchase amount up to $2,000,000 per purchase, provided that Lincoln Park will not be required to buy shares pursuant to a Purchase Notice that was received by Lincoln Park on any business day on which the last closing trade price of our common stock on the Nasdaq Global Market (or alternative national exchange in accordance with the Purchase Agreement) is below $1.00 per share.  The Purchase Agreement provides for a purchase price per Purchase Share, or the Purchase Price, equal to the lesser of:

●	the lowest sale price of our common stock on the purchase date; and
●	the average of the three lowest closing sale prices for our common stock during the ten consecutive business days ending on the business day immediately preceding the purchase date of such shares.

In addition, on any date on which we submit a Purchase Notice to Lincoln Park, we also have the right, in our sole discretion, to present Lincoln Park with an accelerated purchase notice, or an Accelerated Purchase Notice, directing Lincoln Park to purchase an amount of stock, or an Accelerated Purchase, equal to up to the less of (i) three times the number of shares purchased pursuant to such Regular Purchase; and (ii) 30% of the aggregate shares of our common stock traded during all or, if certain trading volume or market price thresholds specified in the Purchase Agreement are crossed on the applicable Accelerated Purchase date, the portion of the normal trading hours on the applicable Accelerated Purchase date prior to such time that any one of such thresholds is crossed, with such period of time on the applicable Accelerated Purchase date, referred to herein as the Accelerated Purchase Measurement Period, provided that Lincoln Park will not be required to buy Purchase Shares pursuant to an Accelerated Purchase Notice that was received by Lincoln Park on any business day on which the last closing trade price of our common stock on the Nasdaq Global Market (or alternative national exchange in accordance with the Purchase Agreement) is below $1.50 per share. The purchase price per share for each such Accelerated Purchase will be equal to the lesser of:

●	97% of the volume weighted average price of our common stock during the applicable Accelerated Purchase Measurement Period on the applicable Accelerated Purchase date; and
●	the closing sale price of our common stock on the applicable Accelerated Purchase date.

We may also direct Lincoln Park on any business day on which an Accelerated Purchase has been completed and all of the shares to be purchased thereunder have been properly delivered to Lincoln Park in accordance with the Purchase Agreement, to purchase an amount of stock, or an Additional Accelerated Purchase, equal to up to the less of (i) three times the number of shares purchased pursuant to such Regular Purchase; and (ii) 30% of the aggregate shares of our common stock traded during a certain portion of the normal trading hours on the applicable Additional Accelerated Purchase date as determined in accordance with the Purchase Agreement, such period of time on the applicable Additional Accelerated Purchase date is referred to herein as the Additional Accelerated Purchase Measurement Period, provided that the closing price of our common stock on the business day immediately preceding such business day is not below $1.50 (subject to adjustment for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction as provided in the Purchase Agreement).  Additional Accelerated Purchase will be equal to the lower of:

●	97% of the volume weighted average price of our common stock during the applicable Additional Accelerated Purchase Measurement Period on the applicable Additional Accelerated Purchase date; and
●	the closing sale price of our common stock on the applicable Additional Accelerated Purchase date.

The Purchase Price will be adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction occurring during the business days used to compute the Purchase Price. The aggregate number of shares that we can sell to Lincoln Park under the Purchase Agreement may in no case exceed 5,288,425 shares of common stock (which is equal to approximately 19.99% of the common stock outstanding immediately prior to the execution of the Purchase Agreement, or the Exchange Cap, unless (i) stockholder approval is obtained to issue Purchase Shares above the Exchange Cap, in which case the Exchange Cap will no longer apply, or (ii) the average price of all applicable sales of our common stock to Lincoln Park under the Purchase Agreement equals or exceeds $2.3064 per share (which represents the average of the closing price of our common stock on the Nasdaq Global Market for the five business days immediately preceding the signing of the Purchase Agreement, plus an incremental amount to account for the issuance of the Commitment Shares to Lincoln Park); provided that at no time shall Lincoln Park (together with its affiliates) beneficially own more than 9.99% of our common stock.

The Purchase Agreement contains customary representations, warranties, covenants, closing conditions and indemnification and termination provisions. Sales under the Purchase Agreement may commence only after certain conditions have been satisfied, the date on which all requisite conditions have been satisfied is referred to herein as the Commencement Date, which conditions include the delivery to Lincoln Park of a prospectus supplement covering the Commitment Shares and the Purchase Shares, approval for listing on Nasdaq Global Market of the Purchase Shares and the Commitment Shares, the issuance of the Commitment Shares to Lincoln Park, and the receipt by Lincoln Park of a customary opinion of counsel and other certificates and closing documents. We anticipate that such conditions will be satisfied on or around March 1, 2019. The Purchase Agreement may be terminated by us at any time, at our sole discretion, without any cost or penalty. Lincoln Park has covenanted not to cause or engage in any manner whatsoever, any direct or indirect short selling or hedging of our common stock. While we have agreed to reimburse Lincoln Park for a limited portion of the fees it incurred in connection with the Purchase Agreement, we did not pay any additional amounts to reimburse or otherwise compensate Lincoln Park in connection with the transaction. There are no limitations on use of proceeds, financial or business covenants, restrictions on future financings (other than restrictions on our ability to enter into variable rate transactions described in the Purchase Agreement), rights of first refusal, participation rights, penalties or liquidated damages in the Purchase Agreement. We may deliver Purchase Notices under the Purchase Agreement, subject to market conditions, and in light of our capital needs from time to time and under the limitations contained in the Purchase Agreement. Any proceeds that we receive under the Purchase Agreement are expected to be used for working capital and general corporate purposes.

The issuance of the Purchase Shares and Commitment Shares will be registered pursuant to our effective shelf registration statement on Form S-3 (File No. 333-213926), or the Registration Statement, and the related base prospectus included in the Registration Statement, as supplemented by a prospectus supplement to be filed on or around the Commencement Date. A copy of the legal opinion as to the legality of the shares of common stock subject to the Purchase Agreement will be filed as Exhibit 5.1 to our Annual Report on form 10-K for the fiscal year ending December 31, 2018.

The foregoing is a summary description of certain terms of the Purchase Agreement and the Registration Rights Agreement and, by its nature, is incomplete. Copies of the Purchase Agreement and the Registration Rights Agreement will be filed as exhibits to our Annual Report on Form 10-K for the fiscal year ending December 31, 2018. The foregoing descriptions of the Purchase Agreement and the Registration Rights Agreement are qualified in its entirety by reference to such exhibits.

The Purchase Agreement and Registration Rights Agreement contain customary representations and warranties, covenants and indemnification provisions that the parties made to, and solely for the benefit of, each other in the context of all of the terms and conditions of such agreements and in the context of the specific relationship between the parties thereto. The provisions of the Purchase Agreement and Registration Rights Agreement, including any representations and warranties contained therein, are not for the benefit of any party other than the parties thereto and are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties thereto. Rather, investors and the public should look to other disclosures contained in our annual, quarterly and current reports we may file with the Securities and Exchange Commission.

The information contained in this Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the shares of our common stock discussed herein, nor shall there be any offer, solicitation, or sale of the shares in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Additionally, on February 28, 2019, in connection with entering into the Purchase Agreement, we entered into an amendment, or the Amendment, with Deerfield Private Design Fund III, L.P., or Deerfield, to that certain Senior Secured Convertible Note, or the Deerfield Note, and Warrant, or the Deerfield Warrant,  previously issued by us to Deerfield. The Amendment, among other things, clarified that the anti-dilution protections contained in the Deerfield Convertible Note and Deerfield Warrant would not apply to the offerings contemplated under the Purchase Agreement or that certain Common Stock Sales Agreement, dated as of September 4, 2018, by and between us and RBC Capital Markets, LLC. The Amendment also includes a waiver from Deerfield regarding any rights it may have under our amended and restated investor rights agreement in connection with the Registration Rights Agreement. Except as modified by the Amendment, all terms and conditions of the Deerfield Convertible Note and Deerfield Warrant remain in full force and effect. The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which will be filed as an exhibit to our to our Annual Report on Form 10-K for the fiscal year ending December 31, 2018.

Forward Looking Statements

This Current Report on Form 8-Kcontains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements about the offering under the Purchase Agreement, including when any applicable closing conditions under the Purchase Agreement may be satisfied, and other statements containing the words “expect,” “intend,” “may,” “will,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the uncertainties related to market conditions and the completion of the public offering on the anticipated terms or at all, uncertainties inherent in the initiation of future clinical trials and such other factors as are set forth in the risk factors detailed in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, filed with the U.S. Securities and Exchange Commission on November 9, 2018 under the heading “Risk Factors.” In addition, the forward-looking statements included in this Current Report on Form 8-K represent the Company’s views as of the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

Item 2.02          Results of Operations and Financial Condition.

On February 28, 2019, we, issued a press release announcing our corporate and financial results for the quarter and year ended December 31, 2018, as well as information regarding a conference call and live audio webcast with slide presentation to discuss these corporate and financial results. A copy of the press release and presentation are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K. The information contained in the press release and presentation furnished as Exhibits 99.1 and 99.2, respectively, shall not be deemed “filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and is not incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release titled “KemPharm Reports Q4 and FY 2018 Results” dated February 28, 2019.
99.2	Presentation titled "Quarterly Update Call - Q4 and FY 2018" dated February 28, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KemPharm, Inc.

Date: February 28, 2019	By:	/s/ R. LaDuane Clifton
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer